UNITED STATES
          SECURITIES AND EXCHANGE COMMISSION
               Washington, D.C. 20549

                    SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]Preliminary Proxy Statement
[ ]Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]Definitive Proxy Statement
[ ]Definitive Additional Materials
[ ]Soliciting Material Pursuant to Section 240.14a-12

                      SCIENTIFIC INDUSTRIES, INC.
-----------------------------------------------------------------
       (Name of Registrant as Specified In Its Charter)

-----------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules
    14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

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    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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    (5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount previously paid:

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




                   Scientific Industries
                       (Letterhead)


November 28, 2014

Dear Fellow Stockholders:

	You are cordially invited to attend the 2014 Annual Meeting of Stockholders of Scientific Industries, Inc. which will be held at 11:00 a.m. (New York time) on Wednesday, January 7, 2015 at La Quinta Inn & Suites, 10 Aero Road, Bohemia, New York, 11716.

	Information concerning the matters to be considered and voted upon at the Annual Meeting is set out in the attached Notice of 2014 Annual Meeting of Stockholders and Proxy Statement.

	It is important that your shares be represented at the 2014 Annual Meeting, regardless of the number of shares you hold and whether or not you plan to attend the meeting in person. Accordingly, please complete, sign and date the enclosed proxy card and return it as soon as possible in the accompanying business reply envelope so that your shares will be represented at the Annual Meeting. This will not limit your right to vote in person or to attend the meeting.

	Thank you for your continued support.



						Sincerely,

	                                        /s/Joseph G. Cremonese


						Joseph G. Cremonese
						Chairman

                       SCIENTIFIC INDUSTRIES, INC.
                       80 Orville Drive, Suite 102
                         Bohemia, New York 11716

                              _____________

           NOTICE OF 2014 ANNUAL MEETING OF STOCKHOLDERS

                             January 7, 2015



	Notice is hereby given that the 2014 Annual Meeting of Stockholders (the "Annual Meeting") of Scientific Industries, Inc., a Delaware corporation (the "Company"), will be held on Wednesday, January 7, 2015, at 11:00 a.m. (New York time) at La Quinta Inn & Suites, 10 Aero Road, Bohemia, New York, 11716, for the following purposes:



1.	To elect two Class C Directors to the Company's Board of Directors
to serve until the Company's annual meeting of stockholders with respect to the year ending June 30, 2017 and until the election and qualification of their respective successors.

2.	To ratify the appointment of Nussbaum Yates Berg Klein & Wolpow,
LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2015.

3.	To transact such other business as may properly come before the
Annual Meeting and any adjournments or postponements thereof.

The foregoing items of business are more fully described in the accompanying proxy statement.

	The Board of Directors has fixed the close of business on November 28, 2014, as the record date for determination of stockholders entitled to notice of and to vote at, the Annual Meeting and at any adjournments or postponements thereof.

	A complete list of the stockholders entitled to vote at the Annual Meeting will be available for inspection by any stockholder of the Company at the Annual Meeting. In addition, the list will be open for examination by any stockholder of the Company for any purpose germane to the Annual Meeting during ordinary business hours for a period of ten days prior to the Annual Meeting at the offices of the Company.

	You are requested to fill in and sign the enclosed form of proxy, which is being solicited by the Board of Directors of the Company, and mail it promptly in the enclosed postage paid envelope. Any proxy may be revoked by delivery of a later dated proxy.



By Order of your Board of Directors,



                                               /s/ Robert P. Nichols

                                               _____________________
						Robert P. Nichols
						Secretary

Bohemia, New York
November 28, 2014






WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE KINDLY
REQUEST THAT YOU PLEASE COMPLETE, SIGN, DATE, AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE PAID ENVELOPE PROVIDED. IF YOU ARE A STOCKHOLDER OF RECORD AND YOU ATTEND THE ANNUAL MEETING, YOU MAY
VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR
PROXY CARD.







                      YOUR VOTE IS IMPORTANT

                   SCIENTIFIC INDUSTRIES, INC.
                   80 Orville Drive, Suite 102
                    Bohemia, New York 11716

                         PROXY STATEMENT
                        _________________

             2014 ANNUAL MEETING OF STOCKHOLDERS
                 TO BE HELD ON JANUARY 7, 2015
                        _________________

Solicitation of Proxies

	This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors (the "Board") of Scientific Industries, Inc., a Delaware corporation (the "Company"), for use at the 2014 Annual Meeting of Stockholders (the "Annual Meeting") to be held at La Quinta Inn & Suites, 10 Aero Road, Bohemia, New York, 11716, on Wednesday, January 7, 2015, at 11:00 a.m. (New York time), and at any adjournments or postponements thereof.

	At the Annual Meeting, stockholders of the Company will be asked to:
(1) elect two Directors of the Company to serve until the Company's annual meeting of stockholders with respect to the fiscal year ending June 30, 2017, and the election and qualification of their successors; (2) ratify the appointment of Nussbaum Yates Berg Klein & Wolpow, LLP, as the Company's independent registered public accounting firm for the fiscal year ending
June 30, 2015; and (3) transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Record Date, Voting Rights

	Only stockholders of record of the Company's Common Stock, par value $0.05 per share (the "Common Stock"), as of the close of business on November 28, 2014 (the "Record Date"), are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. On the Record Date, there were 1,479,112 shares of Common Stock issued and outstanding. Each share of Common Stock is entitled to one vote.

	The presence at the Annual Meeting, in person or by a properly executed proxy, of the holders of a majority of the outstanding shares of the Company's Common Stock as of the Record Date is necessary to constitute a quorum. In the determination of the number of shares of Common Stock present at the Annual Meeting for quorum purposes abstentions and broker "non-votes" are included. A broker "non-vote" occurs when a nominee holding shares of Common Stock for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

Voting of Proxies, Revocation, Solicitation

	All stockholders who deliver properly executed and dated proxies to the Company prior to the Annual Meeting will be deemed present at the Annual Meeting regardless of whether such proxies direct the proxy holders to vote for or against, or to withhold or abstain from voting. The proxies, when properly executed and returned to the Company, will be voted in accordance with the instructions given therein by the person executing the proxy. In the absence of instructions, properly executed proxies other than with respect to broker ?non-votes? will be voted FOR (1) the election of the Board's nominees, Joseph G. Cremonese and Roger B. Knowles as Class C Directors of the Company; and (2) the ratification of the appointment by the Board of Directors of Nussbaum Yates Berg Klein & Wolpow, LLP, as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2015.

	Any stockholder who executes and delivers a proxy may revoke it at any time before it is voted by delivering a written notice of such revocation to the Secretary of the Company at the address of the Company set forth in this proxy statement, by submitting a properly executed proxy bearing a later date, or by appearing at the Annual Meeting and requesting the return of the proxy or by voting in person. In accordance with applicable rules, boxes and designated spaces are provided on the proxy card for stockholders to mark if they wish either to vote for or withhold authority to vote for the nominees for Director, or to vote for, against or to abstain from voting for the proposal to ratify the appointment by the Board of Directors of the Company's independent registered public accounting firm.

	A stockholder's attendance at the Annual Meeting will not, by itself, revoke a proxy given by that stockholder. Stockholders vote at the Annual Meeting by casting ballots (in person or by proxy), which are tabulated by a person who is appointed by the Board of Directors before the Annual Meeting to serve as inspector of election at the Annual Meeting and who has executed and verified an oath of office.

	It is anticipated that this proxy statement, the enclosed proxy card, and the Company's Annual Report will be mailed to the Company's stockholders on or about December 2, 2014.

PRINCIPAL STOCKHOLDERS

       The following table sets forth as of November 28, 2014 certain information as to each person who to the Company's knowledge, based upon such person's representations or publicly available filings, beneficially owned more than 5% of the outstanding shares of the Company's Common Stock as of that date:

Name and Address of		Shares Beneficially	Percent of
Beneficial Owner		Owned**               	Class**
___________________             ___________________     __________

James S. Segasture*		162,500			  11.0

Lowell A. Kleiman		139,581(1) 		   9.4
16 Walnut Street
Glen Head, NY 11545

Spectrum Laboratories, Inc.	127,986(2)	           8.7
18617 Broadwick Street
Rancho Dominquez, CA 90220

Fulcrum, Inc.			126,449(3)		   8.5
660 Kinderkamack Rd.
Oradell, NJ  07649

Joseph G. Cremonese*		104,597(4)		   6.9

Grace S. Morin*		         96,450(5)		   6.5

Brookman P. March*		 96,450(6)		   6.5


*   His or her address is c/o Scientific Industries, Inc., 80
Orville Drive, Suite 102, Bohemia, New York 11716.

**   Percentages of ownership are based upon the number of shares of Common Stock issued and outstanding. Shares of Common Stock that may be acquired pursuant to options that are exercisable within 60 days of the date indicated above are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for the percentage ownership of any other person.

(1)	Based on information reported on Schedule 13D filed with the
        Securities and Exchange Commission on October 30, 2002.

(2)	Based on information reported on Schedule 13G filed with the
        Securities and Exchange Commission on June 15, 2009.

(3)	Represents shares acquired upon sale of assets to the Company in
        February 2014.

(4)	Represents 67,597 shares owned jointly with his wife, 7,000
        shares owned by his wife, and 30,000 shares issuable upon exercise of options.

(5)	Includes 13,500 shares issuable upon exercise of options held by her husband, Mr. March.

(6)	Represents 82,950 shares owned by his wife, Grace S. Morin and
        13,500 shares issuable upon exercise of options.

                              PROPOSAL 1

                      ELECTION OF DIRECTORS

General

	The Company's Certificate of Incorporation provides for a classified Board of Directors, consisting of three classes, each class serving a three-year term on a staggered basis. Two are Class A Directors, one is a Class B Director, and two are Class C Directors. At the Annual Meeting, the two Class C Directors are to be elected to serve until the annual meeting of stockholders with respect to the fiscal year ending
June 30, 2017, and until their successors are duly elected and qualified. During the fiscal year ended June 30, 2014 (?fiscal 2014?), the Board held five meetings, at each of which all Directors were present. Shares of Common Stock represented by executed and returned proxies solicited by the Board of Directors will be voted for the nominee hereinafter named if authority to do so is not specifically withheld. If for any reason said nominee shall become unavailable for election, which is not now anticipated, the proxies will be voted for a substitute nominee designated by the Board of Directors.

	The Directors of the Company are elected by the affirmative vote of the holders of a plurality of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote.
A plurality means that the nominee with the largest number of votes is elected as Director. In tabulating the vote, abstentions and broker "non-votes" will be disregarded and will have no effect on the outcome of the vote.

	The Board of Directors recommends that stockholders vote FOR the election of the nominees identified below to the Board of Directors.

	Nominees

	The Board of Directors has designated Mr. Joseph G. Cremonese and Mr. Roger B. Knowles, currently Class C Directors, as their nominees for election.

	Joseph G. Cremonese (age 78), a Director since November 2002 and Chairman of the Board since February 2006, has been, through his affiliate, a marketing consultant to the Company since 1996. Mr. Cremonese has been since 1991, President of Laboratory Innovation Company, Ltd., his affiliate, which is a vehicle for technology transfer and consulting services for companies, engaged in the production and sale of products for science and biotechnology. Since March 2003, he has been a director of Proteomics, Inc., a producer of recombinant proteins for medical research. Prior to 1991, he had been employed by Fisher Scientific, the largest U.S. distributor of laboratory equipment.

	Roger B. Knowles (age 89), a Director since 1965, has been retired for the last five years.

	Other Directors

	Class A Directors:

	Helena R. Santos (age 50), a Director since 2009, has been employed by the Company since 1994, and has served since August 2002 as its President, Chief Executive Officer and Treasurer. She had served as Vice President, Controller from 1997 and as Secretary from May 2001. Ms. Santos was an internal auditor with a major defense contractor from March 1991 to April 1994. She had been previously employed in public accounting.

	James S. Segasture (age 78), a Director since 1991, has been retired for the last five years.

	Class B Director:

	Grace S. Morin (age 66), a Director since December 4, 2006, had been President, Director and principal stockholder of Altamira Instruments, Inc. from December 2003 until its acquisition in November 2006 by the Company. Ms. Morin had been employed by Altamira to supervise its administrative functions at the Pittsburgh, Pennsylvania facility as a full-time employee through March 31, 2009 and since that date as a part-time consultant. Prior to December 2003, she was a general business consultant for two years, and prior thereto a member of senior management of a designer of gas flow environmental engineered products for approximately four years.

	Stock Ownership

	The following table sets forth, as of November 28, 2014, relevant information as to the shares of Common Stock beneficially owned by (i) each Director of the Company, (ii) each executive officer of the Company identified in the Summary Compensation Table under "Executive Officers and Key Personnel," and (iii) all directors and executive officers as a group.

Beneficial Owner		Number    	   	 Percentage
________________                ___________              __________

Joseph G. Cremonese		104,597 (1) 		    6.9%

Roger B. Knowles		   -			     -

Grace S. Morin			 96,450 (2)		    6.5%

James S. Segasture	        162,500	  	           11.0%

Helena R. Santos	         15,779 		    1.1%

Robert P. Nichols		 20,397 (3)		    1.4%

Brookman P. March		 96,450 (4)		    6.5%

Karl D. Nowosielski		  2,000 (5)		    0.0%

All current directors and
executive officers as a
group (8 persons)               401,723 (6)                26.3%

(1)	Represents 67,597 shares owned jointly with his wife, 7,000 shares owned by his wife, and 30,000 shares issuable upon exercise of options.

(2)	Includes 13,500 shares issuable upon exercise of options held by her husband, Mr. March.

(3)	Includes 2,000 shares issuable upon exercise of options.

(4)	Represents 82,950 shares owned by his wife, Ms. Morin, and 13,500 shares issuable upon exercise of stock options.

(5)	Represents shares issuable upon exercise of options.

(6)     Includes 47,500 shares issuable upon exercise of options.

	Board Committees

	The Company's Stock Option Committee administers the Company's 2012 Stock Option Plan. The members of the committee are non-management Directors of the Company - James S. Segasture and Joseph G. Cremonese. The members of the Committee serve at the discretion of the Board. During fiscal 2014 the Stock Option Committee held one meeting.

	Grace S. Morin, and James S. Segasture are the current members of the Company's Compensation Committee serving at the discretion of the Board. The Committee administers the Company's compensation policies. During fiscal 2014, the Compensation Committee held one meeting.

	The Board of Directors acts as the Company's Audit Committee, which in its function as the Committee, held five meetings during fiscal 2014. Ms. Santos and Ms. Morin, who are not "independent" are "financial experts" as defined by the Securities and Exchange Commission.

	Directors' Compensation and Options

                     DIRECTORS' COMPENSATION
                For the Year Ended June 30, 2014
_________________________________________________________________

                                           Non-
                                           Equity
            Fees                           Incentive
            Earned                         Plan
            or Paid    Stock     Option    Comp-
            in Cash    Awards    Awards    ensation
Name        ($)        ($)       ($)       ($)
(a)         (b)        (c)       (d)       (e)
__________________________________________________________________
Joseph G.
Cremonese    29,000      0        8,700(1)  0

Roger B.
Knowles      14,000      0            0     0

Grace S.
Morin        14,000      0            0     0

James S.
Segasture    14,000      0            0     0

___________________________________________________________________


                DIRECTORS' COMPENSATION (CONTINUED)

            Changes
            in
            Pension
            Value and
            Non-       Non-
            qualified  qualified
            Deferred   Deferred    All
            Compens-   Comp-       Other
            ation      ensation    Comp-
            Earnings   Earnings    ensation    Total
Name        ($)        ($)         ($)         ($)
(a)         (f)        (g)         (h)         (i)
____________________________________________________________________

Joseph G.
Cremonese      0         0        41,400(2)   79,100

Roger B.
Knowles        0         0          0         14,000

Grace S.
Morin          0         0         5,700(3)   19,700

James S.
Segasture      0         0          0         14,000

____________________________________________________________________



 (1) The amount represents consulting expense recorded in fiscal 2014 for stock options granted in fiscal 2014 utilizing the Black-Scholes-Merton options pricing model.

(2) Represents amount paid to his affiliate pursuant to a marketing consulting agreement.

(3) Represents compensation received for her administrative services as a consultant to Altamira.

	The Company pays each Director who is not an employee of the Company or a subsidiary a quarterly retainer fee of $2,000 and $1,400 for each meeting attended. In addition, the Company reimburses each Director for out-of-pocket expenses incurred in connection with attendance at board meetings in the amount of $50 or the Director's itemized expenses, whichever is greater. Mr. Cremonese, as Chairman of the Board receives an additional fee of $1,300 per month. During fiscal 2013, total director compensation to non-employee Directors aggregated $126,800, including the consulting fees paid to Mr. Cremonese's affiliate, and to Ms.
Morin.

	Under the Company's 2002 Stock Option Plan, none of the Directors existing at the time of the adoption of the plan were eligible to receive option grants thereunder. However, Mr. Joseph G. Cremonese who was elected a Director for the first time at the 2002 Annual Meeting of Stockholders, was granted ten-year options on December 1, 2003 to purchase 5,000 shares of the Company's Common Stock at the exercise price of $1.35 per share; ten-year options on February 20, 2007 to purchase 5,000 shares of the Company's Common Stock at the exercise price of $3.10 per share; and five-year options on September 17, 2009 to purchase 10,000 shares at the exercise price of $1.88 per share. He also received on December 4, 2013 five-year options to purchase 10,000 shares at the exercise price of $3.45 per share, and on January 12, 2012 ten-year options to purchase 5,000 shares at an exercise price of $3.50 per share. The fiscal 2014 option had a total fair value (as determined by the Black-Scholes-Merton option pricing model) of $8,700 all of which was recognized as consulting expense in 2014. He exercised 5,000 options at the price of $1.35 per share during fiscal 2014.

Executive Officers and Key Personnel

	See above for the employment history of Ms. Santos.



	Robert P. Nichols (age 53), employed by the Company since February 1998, has served since August 2002 as Executive Vice President. Previously, he had been since May 2001 Vice President, Engineering. Prior to joining the Company, Mr. Nichols was an Engineer Manager with Bay Side Motion Group, a precision motion equipment manufacturer from January 1996 to February 1998.

	Brookman P. March (age 69) has been Director of Sales and Marketing of Altamira, which has conducted the Catalyst Research Instruments operation since November 30, 2006 and its President since July 2008. He had been Vice President and a Director of Altamira from December 2003 until it was acquired by the Company. Mr. March is the husband of Ms. Morin, a Director of the Company.

	Karl D. Nowosielski (age 35), is the President of the Torbal division of the Benchtop Laboratory Equipment Operations and Director of Marketing for the Company. He had been until February 2014 Vice President of Fulcrum, Inc. (the seller to the Company of the Torbal division assets) since 2004.

	The executive officers of the Company are elected by the Board of Directors of the corporation for which they serve as officers and hold office until their respective successors are elected and qualified or until his or her earlier resignation or removal. None of the officers need to be Directors, and more than one office may be held by the same person. There is no arrangement or understanding between any executive officer and any person other than the Company regarding election as an officer.

	The Compensation Committee reviews and recommends to the Board of Directors the compensation to be paid to each executive officer. Executive compensation, in all instances except for the compensation for the Chief Executive Officer (?CEO?), is based on recommendations from the CEO. The CEO makes a determination by comparing the performance of each executive being reviewed with objectives established at the beginning of each fiscal year and with objectives established during the business year with regard to the success of the achievement of such objectives and the successful execution of management targets and goals.

	With respect to the compensation of the CEO, the Committee considers performance criteria, 50% of which is related to the direction, by the CEO, of the reporting executives, the establishment of executive objectives as components for the successful achievement of Company goals and the successful completion of programs leading to the successful completion of the Business Plan for the Company and 50% is based on the achievement by the Company of its financial and personnel goals tempered by the amount of the income or loss of the Company during the fiscal year.

	The compensation at times includes grants of options under its stock option plan to the named executives. Each officer is employed pursuant to a long-term employment agreement, containing terms proposed by the Committee and approved as reasonable by the Board of Directors. The Board is cognizant that as a relatively small company, the Company has limited resources and opportunities with respect to recruiting and retaining key executives. Accordingly, the Company has relied upon long-term employment agreements and grants of stock options to retain qualified personnel.

	Compensation for each of its executive officers provided by their employment agreements were based on the foregoing factors and the operating and financial results of the segments under their management.

	The following table summarizes all compensation paid by the Company to each of its executive officers for the fiscal years ended June 30, 2014 and 2013.




                       SUMMARY COMPENSATION TABLE

_____________________________________________________________________

                                                  Non-      Non-
                                                  Equity    Qualified
                                                  Incentive Deferred
Name                                              Plan      Comp-
and                               Stock  Option   Comp-     ensation
Principal  Fiscal  Salary  Bonus  Awards Awards   ensation  Earnings
Position   Year    ($)     ($)    ($)    ($)      ($)       ($)
(a)        (b)     (c)     (d)    (e)    (f)      (g)       (h)
_____________________________________________________________________
Helena R.  2014    150,000  0         0      0        0         0
Santos,    2013    141,000  10,000(1) 0      0        0         0
CEO,
President,
CFO
_____________________________________________________________________
Robert P.  2014    135,000  0         0    500(3)     0         0
Nichols,   2013    129,100  5,000(1)  0      0        0         0
Exec.
V.P.
_____________________________________________________________________
Brookman   2013    135,000  0         0      2,500(5) 0         0
P. March,  2012    131,000  5,000(1)  0      1,900(4) 0         0
Director
of Sales
and
Marketing,
and
President of
Altamira
_____________________________________________________________________
Karl D.   2014    45,800(7) 0         0      3,900(6) 0         0
Nowosielski
President of
Torbal
Division
and Director
of Marketing
_____________________________________________________________________




                   SUMMARY COMPENSATION TABLE (CONTINUED)
_____________________________________________________________________
                     Changes
                     in
                     Pension
                     Value
                     and Non-
                     Qualified  All
Name                 Deferred   Other
and                  Comp-      Comp-
Principal  Fiscal    ensation   ensation   Total
Position   Year      Earnings   ($)        ($)
(a)        (b)                  (i)        (j)
_____________________________________________________________________
Helena R.  2014      0           6,000(2)  156,000
Santos,    2013      0           4,200(2)  155,200
CEO,
President,
CFO
_____________________________________________________________________
Robert P.  2014      0           5,400(2)  140,900
Nichols,   2013      0           3,900(2)  138,000
Exec.
V.P.
_____________________________________________________________________
Brookman   2014      0           5,400(2)  142,900
P. March,  2013      0           5,200(2)  143,100
Director
of Sales
and
Marketing,
and
President of
Altamira
_____________________________________________________________________
Karl D.     2014     0           0          49,700
Nowosielski
President of
Torbal
Divsion
and Director
of Marketing
_____________________________________________________________________

(1) Represents amounts deemed earned for fiscal 2013.

(2) The amounts represent the Company?s matching contribution under the Company's 401(k) Plans.

(3) The amount represents compensation expense for stock options granted in fiscal 2014 valued utilizing the Black-Scholes-Merton options pricing model, disregarding estimates of forfeitures related to service-based vesting considerations. The option was valued at a total of $3,500 of which $500 was expensed as stock based compensation in fiscal 2014.

(4) The amount represents the compensation expense for the 2014 and 2012 stock options granted valued utilizing the Black-Scholes-Merton options pricing model, disregarding estimates of forfeitures related to service-based vesting considerations. An option grant in fiscal 2012 was valued at a total of $5,700 of which $1,900 was expensed as stock based compensation in each of fiscal 2014 and fiscal 2013.

(5) The amount represents compensation expense for the 2014 stock options granted valued utilizing the Black-Scholes-Merton options pricing model, disregarding estimates of forfeitures related to service-based vesting considerations. The 2014 option was valued at a total of $3,500 of which $600 was expensed in fiscal 2014. See Note (4) above.

(6) The amount represents compensation expense for a stock option granted in fiscal 2014 as part of his employment agreement, valued utilizing the Black-Scholes-Merton options pricing model, disregarding estimates of forfeitures related to service-based vesting considerations. The option was valued at $3,900, all of which was expensed as stock based compensation in fiscal 2014.

(7) Represents salary from February 2014 to the end of fiscal 2014.

GRANTS OF PLAN-BASED AWARDS IN FISCAL YEAR ENDED JUNE 30, 2014

	                                        All Other
	                  Estimated  Estimated    Stock
                           Future      Future    Awards:
                           Payouts    Payouts    Number
                            Under      Under       Of
                          Non-Equity  Equity     Shares
                          Incentive  Incentive  Of Stock
                   Grant    Plan       Plan     Or Units
Name               Date       $         $         (#)
(a)                (b)       (c)       (d)        (e)
________________________________________________________
Brookman P. March   12/04/13   0         0          0

Robert P. Nichols   12/04/13   0         0          0

Karl D. Nowosielski 12/04/13   0         0          0

________________________________________________________

GRANTS OF PLAN-BASED AWARDS IN FISCAL YEAR ENDED JUNE 30, 2014
(CONTINUED)



                 All Other
                   Option                 Grant
                   Awards:                 Date
                    Number     Exercise     Fair
                      Of       Or Base    Value of
                   Securities   Price       Stock
                   Underlying  Of Option     And
                    Options     Awards      Option
Name                 #          ($/Sh)      Awards
(a)                 (f)           (g)       (h)
_________________________________________________________

Brookman P. March   2,000        3.50       3,500

Rober P. Nichols    2,000        3.50       3,500

Karl D. Nowosielski 2,000        3.67       3,900

_________________________________________________________

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END


______________________________________________________________

                        Option Awards
______________________________________________________________

                        Number       Equity
           Number       of           Incentive
           of           Securities   Plan Awards:
           Securities   Under-       Number of
           Under-       lying        Securities
           lying Un-    Unexercised  Underlying   Option
           exercised    Options(#)   Unexercised  Exercise Option
           Options(#)   Unexerci-    Unearned     Price    Expiration
Name       Exercisable  sable        Options(#)   ($)      Date
(a)        (b)          (c)          (d)          (e)      (f)
_____________________________________________________________________

Brookman P. 9,834       3,666        0       3.07-3.71  11/2014-12/2023
March

Robert P.
Nichols         0       2,000        0            3.50    12/2023

Karl D.
Nowosielski     0       2,000        0            3.67    02/2024
_____________________________________________________________________

There were no options exercised by officers during fiscal 2014.

Employment Agreements

         In May 2013, The Company entered into employment agreements with Helena R. Santos and Robert P. Nichols extending their terms of employment to June 30, 2015. The agreements provide for annual base salaries for the fiscal years ending June 30, 2014 and June 30, 2015, for Ms. Santos of $150,000 and $154,000, respectively; and for Mr. Nichols of $135,000 and $139,000, respectively. Bonuses, if any, are to be awarded at the discretion of the Board of Directors for each of the fiscal years during the terms of the agreement. For the fiscal year ended June 30, 2013 bonuses of $10,000 and $5,000, for Ms. Santos and Mr. Nichols, respectively, were authorized. No bonuses were awarded for fiscal 2014.

	In May 2012, the Company entered into an employment agreement with Mr. March extending the term through June 30, 2014, which was further extended by mutual consent through June 30, 2015. The agreement provides for an annual base salary of $135,000 and $140,000 for each of the fiscal years ending June 30, 2014 and 2015. Bonuses, if any, may be awarded at the discretion of the Board of Directors. A bonus of $5,000 was awarded to Mr. March for fiscal 2013. No bonus was awarded for fiscal 2014. Mr. March is the husband of Grace S. Morin, a Director of the Company and of Altamira and a former principal stockholder of Altamira.

	In February 2014 in conjunction with the acquisition of the Torbal division assets from Fulcrum, Inc., the Company entered into an employment agreement with Mr. Nowosielski providing for his employment through February 2017, which may be extended by mutual consent for another two years. The agreement provides for an annual base salary of $140,000, subject to increases commencing with the second year based on percentage increases in the Consumer Price Index, plus discretionary bonuses. The agreement also provided for the issuance of 2,000 stock options exercisable at a price of $3.50 per share upon commencement of employment and 4,000, 5,000, and 6,000 stock options in February 2015, 2016, and 2017, respectively, subject to his continued employment. No bonuses have been awarded under the agreement.

	Each of the foregoing employment agreements contains confidentiality and non-competition covenants. The employment agreements for Ms. Santos, Mr. March, and Mr. Nowosielski contain termination provisions stipulating that if the Company terminates the employment other than for death, disability, or cause (defined as (i) conviction of a felony or (ii) gross neglect or gross misconduct including conflict of interest), the Company shall pay severance payments equal to one year?s salary at the rate of the compensation at the time of termination, and continue to pay the regular benefits provided by the Company for a period of two years from termination.

Related Transactions

	Mr. Joseph G. Cremonese, a Director since November 2002, through his affiliate, Laboratory Innovation Company, Ltd., has been providing independent marketing consulting services to the Company since January 1, 2003 pursuant to a consulting agreement expiring December 31, 2014. The agreement currently provides that Mr. Cremonese and his affiliate shall render, at the request of the Company, marketing consulting services for a monthly payment of $3,600. The agreement contains confidentiality and non-competition covenants. The Company paid fees of $41,400 and $39,600 pursuant to the agreement for fiscal 2014 and fiscal 2013, respectively.

	Ms. Grace S. Morin was elected a Director in December 2006 upon the sale of her 90.36% ownership interest in Altamira to the Company in November 2006. Until March 31, 2009, Ms. Morin had been employed by Altamira as an administrative employee. Since April 1, 2009, she has provided consulting services on a part-time basis pursuant to an agreement which expired March 31, 2014 at the rate of $85 per hour, resulting in payments of $5,700 and $6,100 for fiscal 2014 and fiscal 2013, respectively. The agreement contains confidentiality and non-competition covenants.

Section 16(a) Reporting

	The Company believes that, for the year ended June 30, 2014, its officers, directors and 10% stockholders timely complied with all filing requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended.

                              PROPOSAL 2

      APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING
                                 FIRM

	The Board of Directors, subject to stockholders' approval, appointed Nussbaum Yates Berg Klein & Wolpow, LLP (the "Firm") as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2015. The Firm has audited the consolidated financial statements of the Company since 1991. A representative of the Firm is expected to be present at the Annual Meeting, and will have an opportunity to make a statement to the stockholders and will be available to respond to appropriate questions. The ratification of the appointment will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote. Abstentions will be included in determining the number of shares of Common Stock present or represented and entitled to vote for purposes of approval and will have the effect of votes "against" the proposal. Broker "non-votes" will not be counted in determining the number of shares of Common Stock present or represented and entitled to vote to approve the proposal and will therefore not have the effect of votes either "for" or "against".

	Stockholder ratification of the appointment is not required by the Company's Certificate of Incorporation or By-laws or otherwise. If the stockholders fail to ratify the appointment, the Board of Directors will reconsider whether to retain that firm. Even if the appointment is ratified, the Board of Directors in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee, currently the entire Board of Directors, determines that such a change would be in the best interest of the Company a nd its stockholders.

	The following is a description of the fees incurred by the Company for services by the Firm during fiscal 2014 and fiscal 2013.

	The Company paid the Firm fees of approximately $64,000 and $62,000 for fiscal 2014 and 2013, respectively, in connection with the audit of the Company's annual financial statements and quarterly reviews; and $6,000 for each fiscal year for the preparation of the Company's corporate tax returns. The Company also paid $12,600 of other fees to the Firm for fiscal 2014.

	In approving the engagement of the independent registered public accounting firm to perform the audit and non-audit services, the Board of Directors as the Company's audit committee evaluates the scope and cost of each of the services to be performed including a determination that the performance of the non-audit services will not affect the independence of the firm in the performance of the audit services.



The Board of Directors unanimously recommends that the stockholders vote FOR the ratification of the appointment of Nussbaum Yates Berg Klein & Wolpow, LLP as the independent registered public accounting firm of the Company for the fiscal year ending June 30, 2015.

                         OTHER MATTERS

	The Board of Directors are not aware of any matters other than those set forth in this proxy statement that will be presented for action at the Annual Meeting; however, if any other matters properly come before the Annual Meeting, the persons named as proxies intend to vote the shares of Common Stock they represent in accordance with their judgment on such matters.


                   ADDITIONAL INFORMATION

	The Company's Annual Report to Stockholders for the fiscal year ended June 30, 2014, includes its Annual Report on Form 10-K for the year which was filed with the U.S. Securities and Exchange Commission on September 26, 2014. The Annual Report to Stockholders on Form 10-K is not part of this proxy material, but is being mailed to stockholders with this proxy solicitation. Certain information included herein is incorporated in the Report by reference.

                  STOCKHOLDER PROPOSALS

	Proposals of stockholders of the Company intended to be presented at the Company's Annual Meeting of Stockholders following the year ending June 30, 2015 must be received by the Secretary of the Company for inclusion in the appropriate proxy materials no later than July 6, 2015.


               EXPENSES AND SOLICITATION

	The entire cost of soliciting proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers, directors and regular employees of the Company personally or by telephone.
No additional compensation will be paid to such persons for any additional solicitations. The Company will also request securities brokers, custodians, nominees and fiduciaries who hold shares of Common Stock of record to forward solicitation material to the beneficial owners of such shares, and will reimburse them for their reasonable out-of-pocket expenses in forwarding such soliciting materials.


					By Order of your Board of Directors,

                                        /s/ Robert P. Nichols

					Robert P. Nichols
					Secretary
Bohemia, New York
November 28, 2014


__________________________________________________________________________

PROXY CARD:


              SCIENTIFIC INDUSTRIES, INC.
          PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                    January 7, 2015

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


The undersigned hereby appoints James S. Segasture and Helena R. Santos, and each of them, with full power of substitution, to vote, as a holder of the common stock, par value $0.05 per share ("Common Stock"), of Scientific Industries, Inc., a Delaware corporation (the "Company"), all the shares of Common Stock which the undersigned is entitled to vote, through the execution of a proxy with respect to the 2014 Annual Meeting of Stockholders of the Company (the "Annual Meeting"), to be held at La Quinta Inn & Suites, 10 Aero Road, Bohemia, New York, on Wednesday, December 4, 2013 at 11:00 a.m. New York time, and any and all adjournments or postponements thereof, and authorizes and instructs said proxies to vote in the manner directed below.

1.  Election of Class C Directors: JOSEPH G. CREMONESE     ROGER B. KNOWLES

       FOR both nominee  (    )    WITHHOLD for both nominees  (    )

If you wish your shares voted FOR one of the nominees, draw a line through that person's name above.

2. Ratify the appointment of Nussbaum Yates Berg Klein & Wolpow, LLP, as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2015.

FOR   (   )		AGAINST   (   )		ABSTAIN   (   )

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before such meeting or adjournment or postponement thereof.


The Board of Directors recommends the vote FOR the election of the named nominee for Class B Director and proposal 2.


THIS PROXY IS CONTINUED ON THE REVERSE SIDE, PLEASE VOTE, SIGN AND DATE ON REVERSE SIDE AND RETURN PROMPTLY.

__________________________________________________________________________


(BACK OF CARD)


PROPERLY EXECUTED AND RETURNED PROXY CARDS WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO INSTRUCTIONS TO THE CONTRARY ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE NAMED NOMINEES AND TO APPROVE PROPOSAL NO. 2.

You may revoke this proxy at any time before it is voted by (i) filing a revocation with the Secretary of the Company, (ii) submitting a duly executed proxy bearing a later date or time than the date or time of the proxy being revoked; or (iii) attending the Annual Meeting and voting in person. A stockholder's attendance at the Annual
Meeting will not by itself revoke a proxy given by the stockholder.

                          (Please sign exactly as the name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign with full corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.)




Dated:_________________                   _______________________________
                                          Signature

PLEASE COMPLETE, SIGN, DATE               __________________________________
AND RETURN THE PROXY CARD                 Signature, if held by joint owners
PROMPTLY USING THE
ENCLOSED ENVELOPE.